CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Spindle, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Clark, acting in the capacity of as the Principal Executive Officer of the Company, and I, Christopher J. Meinerz, acting in the capacity as the Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ William Clark

     William Clark

     Chief Executive Officer

     Principal Executive Officer

/s/ Christopher J. Meinerz

     Christopher J. Meinerz

     Chief Financial Officer

     Principal Financial Officer

     Chief Compliance Officer

     November 12, 2014